Exhibit 10.6
[EXECUTION]

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called the “Amendment”) made as of December 15, 2005 by and among BERRY PETROLEUM COMPANY, a Delaware corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent (“Agent”), and the Lenders party to the Original Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of June 27, 2005 (the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Agent and Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                                “Amendment” means this First Amendment to Credit Agreement.

                                “Credit Agreement” means the Original Agreement as amended hereby.

“Original Certificate” means the original Omnibus Certificate of Borrower dated as of June 27, 2005.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

Section 2.1. Defined Terms. The definition of “Current Assets” in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

“'Current Assets' means the sum of the current assets of Borrower and its Consolidated Subsidiaries at such time, plus the Availability at such time in an amount not to exceed $50,000,000, but excluding, for purposes of this definition any non-cash gains for any Hedging Contract resulting from the requirements of SFAS 133 at such time.”

Exhibit 10.6
ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when, and only when, (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Borrower and Majority Lenders and
(ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

  (a) Officer's Certificate and Supporting Documents. Agent shall have received (i) a certificate of the Secretary and the President or Chief Financial Officer of Borrower certifying (A) that all of the representations and warranties set forth in Article IV hereof are true and correct and no Default exists, (B) that attached to the Original Certificate is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and (C) as to the names and true signatures of the officers of Borrower authorized to sign this Amendment, and (ii) such supporting documents as Agent may reasonably request.
  (b) Borrower shall have paid, in connection with such Loan Documents, all recording, handling, amendment and other fees required to be paid to Agent pursuant to any Loan Documents.
  (c) Borrower shall have paid, in connection with such Loan Documents, all other fees and reimbursements to be paid to Agent pursuant to any Loan Documents, or otherwise due Agent and including fees and disbursements of Agent's attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:
  (a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.
  (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder.
  (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby and thereby.
  (d) When duly executed and delivered, this Amendment and the Credit Agreement will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.
  (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 2004 and the unaudited quarterly Consolidated financial statements of Borrower dated as of September 30, 2005 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no material adverse change has occurred in the financial condition or businesses or in the Consolidated financial condition or businesses of Borrower.

Exhibit 10.6

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower any Related Person/Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 5.4. Governing Law. This Amendment shall be deemed a contract made under the laws of the State of California and shall be construed and enforced in accordance with and governed by the laws of the State of California and the laws of the United States of America, without regard to principles of conflicts of law.

Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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Exhibit 10.6

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BERRY PETROLEUM CORPORATION, as Borrower

By: Ralph J. Goehring Executive
Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, LC Issuer and a Lender

By: Guy C. Evangelista
Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: Jo Linda Papadakis
Vice President

BANK OF SCOTLAND, as a Lender

By: Karen Weich
Assistant Vice Preside

BNP PARIBAS, as a Lender

By: Brian M. Malone
Managing Director

By: Polly Schott
Vice President

CITIBANK (WEST), FSB, as a Lender

By: Gai Sherman
VP/Credit Relationship Mgr.

COMERICA BANK, as a Lender

By: Juli Bieser
Vice President

MIDFIRST BANK, as a Lender

By: Shawn D. Brewer
Vice President

SOCIETE GENERALE, as a Lender

By: Josh Rogers
Vice President

UNION BANK OF CALIFORNIA, N.A., as a Lender

By: Dustin Gaspari
Vice President